SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): December 31, 1997







                           CNL INCOME FUND XVIII, LTD.
               (Exact Name of Registrant as Specified in Charter)



           Florida                      0-24095                 59-3295394
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)


             400 East South Street, Suite 500                    32801
                     Orlando, Florida                         (Zip Code)
         (Address of principal executive offices)



       Registrant's telephone number, including area code: (407) 422-1574

Item 1.       Changes in Control of Registrant.

                    Not applicable.

Item 2.       Acquisition or Disposition of Assets.

              Status of the Offering

              Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000) were for CNL XVII, and the remaining Units are for CNL XVIII. The offering of Units of CNL XVII terminated on September 19, 1996, at which time subscriptions for an aggregate 3,000,000 Units ($30,000,000), including Units sold pursuant to the Reinvestment Plan, had been received and 1,602 subscribers had been admitted as Limited Partners in accordance with the Partnership Agreement of CNL XVII. Pursuant to the registration statement, CNL XVIII's offering of Units could not commence until the offering of Units of CNL XVII was terminated. CNL XVIII's offering commenced on September 20, 1996. The offering of Units of CNL XVIII terminated on February 6, 1998, at which time the maximum offering proceeds of 3,500,000 Units ($35,000,000), including Units sold pursuant to the Reinvestment Plan, had been received and 1,570 investors had been admitted as Limited Partners in accordance with the Partnership Agreement of CNL XVIII.

              As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

              Acquisition of Properties

              From October 23, 1997 through June 16, 1998, CNL XVIII acquired two Properties. The Properties are a Chevy's Fresh Mex Property in Mesa, Arizona, and a Bennigan's Property in Sunrise, Florida.

              In connection with the purchase of each of these two Properties, CNL XVIII, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVIII, together with any improvements made to the Property during the term of the lease. In addition, the Bennigan's Property will be accounted for as a capital lease for federal tax purposes; therefore, CNL XVIII will not be entitled to depreciation expense on such Property.

              The following table sets forth the location of the two Properties consisting of land and building, acquired by CNL XVIII from October 23, 1997 through June 16, 1998, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.


                              PROPERTY ACQUISITIONS
                   From October 23, 1997 through June 16, 1998


                                                          Lease Expira-
Property Location and      Purchase          Date            tion and          Minimum             Percentage           Option
Competition                Price (1)      Acquired      Renewal Options     Annual Rent (2)            Rent          To Purchase
---------------------      ---------      --------      ---------------     ---------------        ------------      -----------
Chevy's Fresh Mex        $2,476,374       12/31/97      12/2012; two        $243,643; increases    for each lease    at any time
(the "Mesa Property")                                   five-year           by 10% after the       year, 5% of       during the
Existing restaurant                                     renewal options     fifth lease year and   the amount by     lease term
                                                                            after every five       which annual
The Mesa Property is                                                        years thereafter       gross sales
located on the east side                                                    during the lease       exceed
of South Alma School                                                        term                   $3,491,500
Road, in Mesa,
Maricopa County,
Arizona, in an area of
mixed retail, commercial,
and residential development.
Other fast-food,  family-
style, and casual dining
restaurants located in
proximity to the Mesa
Property include a Black-
eyed Pea, a McDonald's, a
Denny's, an Applebee's, an
Olive Garden, a Bennigan's,
a Red Lobster, and several
local restaurants.


                                      - 2 -






Bennigan's (3)           $1,953,488       06/16/98      06/2018; two        $200,233; increases         None              (4)
(the "Sunrise                                           ten-year renewal    by 10% after the
Property")                                              options             fifth lease year and
Existing restaurant                                                         after every five
                                                                            years thereafter
The Sunrise Property is                                                     during the lease
located on the west                                                         term
side of North
University Drive, north
of Oakland Park
Boulevard, in Sunrise,
Broward County, Florida,
in an area of mixed
retail, commercial, and
residential development.
Other fast-food, family-
style, and casual dining
restaurants located in
proximity to the Sunrise
Property include an IHOP,
and several local
restaurants.



-----------------------
FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of the Property acquired, which is recorded as an operating lease, is set forth below:

         Property                   Federal Tax Basis
         --------                   -----------------

         Mesa Property                  $1,588,000

(2) Minimum annual rent for each Property became payable on the effective date of the lease.

(3) CNL XVIII and the lessee of the Sunrise Property have agreed that they will treat the lease of this Property as a financing transaction for federal income tax purposes, unless otherwise required by law. As such, CNL XVIII will not be entitled to the depreciation relating to the building for federal income tax purposes.

(4) The lessee shall have the option to purchase the Property at any time during the 61st, 121st or 181st month of the lease, the 20th year of the lease and the last 30 days of any renewal term of the lease for prices equal to the purchase price of the Property to CNL XVIII plus a specified percentage (ranging from 10 to 30 percent depending on the time the option is exercised). If at the end of the initial lease term, or any subsequent renewal period, the lessee does not elect to purchase the Property or renew the lease, CNL XVIII may require the lessee to purchase the Property at a cost equal to the purchase price of the Property to CNL XVIII.

                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                           CNL INCOME FUND XVIII, LTD.
                    PROPERTIES ACQUIRED FROM OCTOBER 23, 1998
                              THROUGH JUNE 16, 1998
                For the Year Ended December 31, 1997 (Unaudited)


         The following statement presents unaudited estimated taxable operating results of each Property acquired by CNL XVIII from October 23, 1998 through June 16, 1998. The statement presents estimated taxable operating results for each Property that was operational as if the Property had been acquired and operational on January 1, 1997 through December 31, 1997. The statement should be read in light of the accompanying footnotes.

         These estimates do not purport to present actual or expected operations of CNL XVIII for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVIII.


                                        Chevy's Fresh Mex           Bennigan's
                                            Mesa, AZ              Sunrise, FL (2)          Total
                                        -----------------         ---------------          -----
Estimated Taxable Operating
  Results:

Rental income (1)                           $243,643                 $     -              $243,643

Earned Income (2)                                 -                   200,233              200,233

Asset Management Fees (3)                     (2,436)                  (2,002)              (4,438)

General and Administrative
  Expenses (4)                               (12,182)                 (10,012)             (22,194)
                                            --------                 --------             --------

Estimated Cash Available from
  Operations                                 229,025                  188,219              417,244

Depreciation Expense (2)(5)                  (39,700)                      -               (39,700)
                                            --------                 --------             --------

Estimate Taxable Operating
  Results:                                  $189,325                 $188,219             $377,544
                                            ========                 ========             ========



-------------------
FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) CNL XVIII will account for the Sunrise Property as a capital lease for federal tax purposes; therefore, the Company will not be entitled to depreciation expense on such property. For leases accounted for as capital leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return.

(3) The Properties are managed pursuant to a management agreement between CNL XVIII and an Affiliate of the General Partners, pursuant to which the Affiliate receives an annual management fee in an amount equal to one percent of the gross revenues that CNL XVIII earns from its Properties.

(4) Estimated at five percent of gross rental income based on the previous experience of Affiliates of the General Partners with 17 public limited partnerships which own properties similar to that owned by CNL XVIII.

(5) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties which are recorded as operating leases has been depreciated on the straight-line method over 40 years.

Item 3.  Bankruptcy or Receivership.

                  Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

                  Not applicable.

Item 5.  Other Events.

                  Not applicable.

Item 6.  Resignation of Registrant's Directors.

                  Not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS



                           CNL INCOME FUND XVIII, LTD.
                         (A Florida Limited Partnership)

Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of March 31, 1998

   Pro Forma Statement of Income for the three months ended March 31, 1998

   Pro Forma Statement of Income for the year ended December 31, 1997

   Notes to Pro Forma Financial Statements for the three months ended March 31,
      1998 and the year ended December 31, 1997

                         PRO FORMA FINANCIAL INFORMATION


         The following Pro Forma Balance Sheet of CNL Income Fund XVIII, Ltd. ("CNL XVIII") gives effect to (i) property acquisition transactions from inception through March 31, 1998, including the receipt of $35,000,000 in gross offering proceeds from the sale of 3,500,000 units of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, and the application of such funds to acquire 22 properties and to pay organizational and offering expenses, acquisition fees, and miscellaneous acquisition expenses and
(ii) the application of $2,304,132 of cash and cash equivalents at March 31, 1998, to purchase one additional property during the period April 1, 1998 through June 16, 1998, and to fund estimated construction costs of $345,971 (all of which was accrued as construction costs payable at March 31, 1998) and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of March 31, 1998, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii) above, as if they had occurred on March 31, 1998.

         The Pro Forma Statements of Income for the three months ended March 31, 1998 and the year ended December 31, 1997, include the historical operating results of the properties described in (i) above from the dates of their acquisitions. No pro forma adjustments have been made to the Pro Forma Statements of Income for the properties owned by CNL XVIII as of June 16, 1998, due to the fact that these properties did not have a previous rental history.

         This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVIII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of CNL XVIII's financial results or conditions in the future.

                           CNL INCOME FUND XVIII, LTD.
                         (A Florida Limited Partnership)
                        UNAUDITED PRO FORMA BALANCE SHEET
                                 MARCH 31, 1998



                                                                                Pro Forma
          ASSETS                                        Historical             Adjustments             Pro Forma
                                                        ----------             -----------             ---------
Land and buildings on operating
  leases, less accumulated
  depreciation                                         $21,099,189              $        -           $21,099,189
Net investment in direct
  financing leases (b)                                   5,989,585                2,059,400 (a)        8,048,985
Cash and cash equivalents                                4,406,877               (2,304,132)(a)        2,102,745
Receivables                                                 47,721                                        47,721
Prepaid expenses                                             3,025                                         3,025
Organization costs, less
  accumulated amortization                                   7,089                                         7,089
Accrued rental income                                      115,055                                       115,055
Other assets                                               196,352                 (105,912)(a)           90,440
                                                       -----------              -----------          -----------

                                                       $31,864,893              $  (350,644)         $31,514,249
                                                       ===========              ===========          ===========

      LIABILITIES AND
     PARTNERS' CAPITAL

Accounts payable                                       $       837              $        -           $       837
Accrued construction costs
  payable                                                  345,971                 (345,971)(a)               -
Distributions payable                                      601,810                                       601,810
Due to related parties                                      17,594                   (4,673)(a)           12,921
Rents paid in advance                                       65,084                                        65,084
Deferred rental income                                     224,328                                       224,328
                                                       -----------              -----------          -----------
    Total liabilities                                    1,255,624                 (350,644)             904,980

Partners' capital                                       30,609,269                       -            30,609,269
                                                       -----------              -----------          -----------

                                                       $31,864,893              $  (350,644)         $31,514,249
                                                       ===========              ===========          ===========





                       See accompanying notes to unaudited
                         pro forma financial statements.

                                     - 10 -




                           CNL INCOME FUND XVIII, LTD.
                         (A Florida Limited Partnership)
                     UNAUDITED PRO FORMA STATEMENT OF INCOME
                        THREE MONTHS ENDED MARCH 31, 1998



                                                                                     Pro Forma
                                                                Historical          Adjustments         Pro Forma
                                                                ----------          -----------         ---------

Revenues:
  Rental income from operating
    leases                                                     $ 526,629             $      -           $ 526,629
  Earned income from direct
    financing leases                                             146,344                    -             146,344
  Interest and other income                                       52,942                    -              52,942
                                                               ---------             ---------          ---------
                                                                 725,915                    -             725,915
                                                               ---------             ---------          ---------

Expenses:
  General operating and
    administrative                                                34,709                    -              34,709
  Professional services                                            5,007                    -               5,007
  Management fees to related party                                 6,427                    -               6,427
  State and other taxes                                            8,308                    -               8,308
  Depreciation and amortization                                   84,621                    -              84,621
                                                               ---------             ---------          ---------
                                                                 139,072                    -             139,072
                                                               ---------             ---------          ---------

Net Income                                                     $ 586,843             $      -           $ 586,843
                                                               =========             =========          =========


Net Income Per Limited Partner
  Unit                                                         $    0.17                                $    0.17
                                                               =========                                =========


Weighted Average Number of Units
  Outstanding                                                  3,486,677                                3,486,677
                                                               =========                                =========
























                       See accompanying notes to unaudited
                         pro forma financial statements.

                                     - 11 -




                           CNL INCOME FUND XVIII, LTD.
                         (A Florida Limited Partnership)
                     UNAUDITED PRO FORMA STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1997



                                                                                   Pro Forma
                                                              Historical           Adjustments       Pro Forma
                                                              ----------           -----------       ---------

Revenues:
  Rental income from operating lease                          $  950,316           $      -          $  950,316
  Earned income from direct financing
    leases                                                       340,305                  -             340,305
  Interest income                                                162,621                  -             162,621
                                                              ----------           ---------         ----------
                                                               1,453,242                  -           1,453,242
                                                              ----------           ---------         ----------

Expenses:
  General operating and administrative                           123,708                  -             123,708
  Professional services                                           20,429                  -              20,429
  Management fee to related party                                 11,842                  -              11,842
  State and other taxes                                              424                  -                 424
  Depreciation and amortization                                  142,079                  -             142,079
                                                              ----------           ---------         ----------
                                                                 298,482                  -             298,482
                                                              ----------           ---------         ----------

Net Income                                                    $1,154,760           $      -          $1,154,760
                                                              ==========           =========         ==========


Net Income Per Limited Partner
  Unit                                                        $     0.51                             $     0.51
                                                              ==========                             ==========


Weighted Average Number of Units
  Outstanding                                                  2,279,801                              2,279,801
                                                              ==========                             ==========







                       See accompanying notes to unaudited
                         pro forma financial statements.

                           CNL INCOME FUND XVIII, LTD.
                         (A Florida Limited Partnership)
                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND THE
                          YEAR ENDED DECEMBER 31, 1997


Pro Forma Balance Sheet:

(a) Represents $2,304,132 of cash and cash equivalents at March 31, 1998, used (i) to acquire one property for $1,953,488, (ii) to fund estimated construction costs of $345,971 (all of which was accrued as construction costs payable at March 31, 1998), and (iii) to pay other acquisition costs of $4,673 (all of which were accrued as due to related parties at March 31, 1998 and reclassify from other assets $105,912 of acquisition fees previously incurred relating to the acquired properties).

         The pro forma adjustments to net investment in direct financing leases as a result of the above transactions were as follows:

                                        Estimated purchase
                                         price (including
                                         construction and     Acquisition
                                        closing costs) and        fees
                                          additional con-      allocated
                                          struction costs     to property          Total
         Bennigan's in Sunrise, FL         $ 1,953,488         $ 105,912        $ 2,059,400
                                           ===========         =========        ===========


(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.

                                    EXHIBITS

                                      None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                              CNL INCOME FUND XVIII, LTD.


Dated:  June 19, 1998                By:       /s/ Robert A. Bourne
                                              ---------------------
                                              ROBERT A. BOURNE, General Partner